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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported):  May 16, 2000



                           CROSS TIMBERS OIL COMPANY
             (Exact name of registrant as specified in its charter)



          Delaware                      1-10662                  75-2347769
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)



       810 Houston Street, Suite 2000, Fort Worth, Texas        76102
        (Address of principal executive offices)              (Zip Code)



                                (817) 870-2800
             (Registrant's telephone number, including area code)
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Item 5. Other Events.


Common Stock Repurchase Program

On May 16, 2000, Cross Timbers announced that its Board of Directors has authorized the repurchase of up to three million shares of the Company's common stock, or about 6.5% of shares outstanding. The Company's repurchase of 2.5 million shares, announced on February 29, 2000, has been completed. Shares under the new authorization will be repurchased from time to time in open-market or negotiated transactions.




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                                   SIGNATURES


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CROSS TIMBERS OIL COMPANY


Date: May 19, 2000                  By: BENNIE G. KNIFFEN
                                        ------------------------------
                                        Bennie G. Kniffen
                                        Senior Vice President
                                          and Controller

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